Exhibit 13.2

Certification by Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Elizabeth Czerepak, Chief Financial Officer of BeyondSpring Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

● the Company’s annual report on Form 20-F for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

● the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: April 14, 2022

By: /s/ Elizabeth Czerepak
       Name: Elizabeth Czerepak
       Title: Chief Financial Officer